UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 23, 2008

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On December 23, 2008, Exar Corporation issued a press release announcing revised revenue guidance for the 2009 third fiscal quarter ending December 28, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Exar Corporation dated December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/s/ J. SCOTT KAMSLER	Date: December 23, 2008
J. Scott Kamsler
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
99.1	Press Release of Exar Corporation dated December 23, 2008.